UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

On March 7, 2016, members of the management team of NCR Corporation (the “Company”) will make presentations to attendees of the Company’s 2016 Investor Day regarding, among other things, the Company’s business, long-term strategy and its 2016 outlook. A copy of the materials to be used during the presentations is included as Exhibit 99.1 hereto. The materials and a live audio webcast of the presentations may be accessed through the Company's website at www.ncr.com in the "Investor Relations" section.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.    Description
99.1        Presentation Materials of the Company, dated March 7, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: March 7, 2016

Index to Exhibits
The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Presentation Materials of the Company, dated March 7, 2016